CONSENT OF INDEPENDENT AUDITORS

         We consent to the incorporation by reference in Registration Statement Nos. 333-4138 and 333-4146 of Home Bancorp on Form S-8 of our report dated October 12, 1999, contained in the Annual Report to Shareholders under Exhibit 13 to Home Bancorp's Annual Report on Form 10-K for the fiscal year ended September 30, 1999.



                          /s/Crowe, Chizek and Company LLP
                          --------------------------------
                          Crowe, Chizek and Company LLP



South Bend, Indiana
December 27, 1999